SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 28, 1998
                                                         ---------------

                                   CCPR, INC.
             (formerly Cellular Communications of Puerto Rico, Inc.)
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-19869                      13-3517074
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)



110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code  (212) 906-8485
                                                    --------------



                  CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     On August  28,  1998,  Cellular  Communications  of Puerto  Rico,  Inc.,  a
wholly-owned subsidiary of CoreComm Incorporated, changed its name to CCPR, Inc.

     A copy of the name change amendment filed with the Secretary of State of the State of Delaware is attached hereto as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          Exhibits

  99.1    Amendment   to  the   Certificate   of   Incorporation   of   Cellular
          Communications of Puerto Rico, Inc. filed with the Secretary of State of the State of Delaware on August 28, 1998.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CCPR, INC.
                                  (Registrant)


                                  By: /s/ Richard J. Lubasch
                                  ---------------------------------------------
                                  Name:   Richard J. Lubasch
                                  Title:  Senior Vice President-General Counsel
                                            and Secretary



Dated: September 4, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                 Page
-------                                                                 ----

99.1 Amendment to the Certificate of Incorporation of Cellular Communications of Puerto Rico, Inc. filed with the Secretary of State of the State of Delaware on August 28, 1998.